UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

May 10, 2005

Date of Report (Date of earliest event reported)

Alliance One International, Inc.

(Exact name of registrant as specified in its charter)

Virginia	000-25734, 001-13684	54-1746567
(State or other jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

512 Bridge Street, Danville, Virginia	24541
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (434) 792-7511

DIMON Incorporated

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01 ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

On May 10, 2005, Alliance One International, Inc. (“Alliance One”), formerly known as DIMON Incorporated, entered into a purchase agreement (the “Purchase Agreement”) with Wachovia Capital Markets, LLC, Deutsche Bank Securities Inc. and ING Bank N.V., London Branch (the “Initial Purchasers”). The following summary of certain provisions of the Purchase Agreement is qualified in its entirety by reference to the complete Purchase Agreement filed as Exhibit 10.1 hereto and incorporated herein by reference.

Pursuant to the Purchase Agreement, Alliance One agreed to sell and the Initial Purchasers agreed to purchase for resale to certain purchasers, subject to the terms and conditions set forth therein, $315,000,000 in aggregate principal amount of 11% senior unsecured notes due 2012 (the “Senior Notes”) and $100,000,000 in aggregate principal amount of 12.75% senior subordinated notes due 2012 (the “Subordinated Notes” and together with the Senior Notes, the “Notes”). The transaction closed on May 13, 2005.

In the Purchase Agreement, Alliance One agreed to indemnify the Initial Purchasers against various liabilities, including liabilities under the Securities Act of 1933, as amended, or to contribute to payments the Initial Purchasers may be required to make in respect of those liabilities. In addition, the Purchase Agreement contains customary representations, warranties and covenants of Alliance One and customary conditions to closing.

ITEM 8.01 OTHER EVENTS

On May 11, 2005, Alliance One issued a press release announcing that it priced a private offering of $315 million in aggregate principal amount of Unsecured Senior Fixed Rate Notes due 2012 and $100 million in aggregate principal amount of Senior Subordinated Notes due 2012. The press release, which is attached as Exhibit 99.1 to this Form 8-K and incorporated herein by reference.

Exhibits

Exhibit No.	Description
10.1	Purchase Agreement between Alliance One International, Inc., formerly known as DIMON Incorporated, and Wachovia Capital Markets, LLC, Deutsche Bank Securities Inc. and ING Bank N.V., London Branch, dated May 10, 2005.

99.1	DIMON Incorporated press release, issued on May 11, 2005.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

ALLIANCE ONE INTERNATIONAL, INC.
(Registrant)

Date: May 16, 2005	BY:	/s/ Thomas G. Reynolds
Thomas G. Reynolds
Vice President - Controller (Chief Accounting Officer)

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EXHIBIT INDEX

Exhibit No.	Description of Exhibit
10.1	Purchase Agreement between Alliance One International, Inc., formerly known as DIMON Incorporated, and Wachovia Capital Markets, LLC, Deutsche Bank Securities Inc. and ING Bank N.V., London Branch, dated May 10, 2005.

99.1	DIMON Incorporated press release, issued on May 11, 2005.

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